UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2008

Synovics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22011	86-0760991
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5360 Northwest 35th Avenue, Ft. Lauderdale, FL	33309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 486-4590

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

           On June 24, 2008, the Registrant filed a press release relating to a contract signed by its subsidiary ANDAPharm LLC with a leading pharmaceutical company for the manufacturing and supply of a hormonal prescription drug. Such press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1 Press Release, dated June 24, 2008

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: July 1, 2008

SYNOVICS PHARMACEUTICALS, INC.

By:	/s/ Ronald H. Lane
Name:	Ronald H. Lane, Ph.D.
Title:	Chief Executive Officer